UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, DC 20549

                             FORM 8-K


          Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 28, 2005

                    THE WASHINGTON POST COMPANY
       Exact name of registrant as specified in its charter)

      Delaware               1-6714               53-0182885
   (State or other      (Commission File         (IRS Employer
   jurisdiction of           Number)          Identification No.)
   incorporation)


  1150 15th Street,                                  20071
N.W. Washington, D.C.                             (Zip Code)
(Address of principal
 executive offices)


                          (202) 334-6000
       (Registrant's telephone number, including area code)

                          Not Applicable
  (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the
     Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the
     Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b)
     under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

     Item 1.01(a) On February 24, 2005, the Board of Directors of the Company approved a series of amendments to TheWashington Post Company Deferred Compensation Plan (the Plan) designed to bring the Plan into compliance with new Section 409A of Internal Revenue Code of 1986.


Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

     Item 9.01(c) Exhibits

     Exhibit No.	Description

     10.1		The Washington Post Company Deferred Compensation
			Plan Amended and Restated Effective February 24,
			2005



                           SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   The Washington Post Company
                                          (Registrant)

Date February 28, 2005             /s/ John B. Morse, Jr.
                                          (Signature)
                                       John B. Morse, Jr.
                                     Vice President, Finance



                           EXHIBIT INDEX


Exhibit No.	Description


Exhibit 10.1	The Washington Post Company Deferred Compensation
		Plan Amended and Restated Effective February 24, 2005.